Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated November 27, 2024, to the currently effective Guggenheim Funds Trust (the “Trust”) Summary Prospectuses, Prospectuses and Statement of Additional Information dated January 31, 2024, as supplemented thereafter, for Guggenheim Core Bond Fund, Guggenheim High Yield Fund and Guggenheim Municipal Income Fund (the “Funds”)

This supplement provides updated information beyond that contained in the Summary Prospectuses, Prospectuses and Statement of Additional Information and should be read in conjunction with the foregoing documents.

In connection with an internal realignment of Guggenheim Investment’s investment advisory business, effective on November 29, 2024, Guggenheim Partners Investment Management, LLC (“GPIM”) replaced Security Investors, LLC (“Security Investors”) as a party to the investment advisory agreement between Security Investors and the Trust with respect to the Funds. In addition, effective on November 29, 2024, the sub-advisory agreement between GPIM and Security Investors with respect to Guggenheim Municipal Income Fund was terminated. The portfolio management teams remain unchanged and the replacement is not expected to have any impact on the investment advisory services rendered on a day-to-day basis to the Funds. The investment advisory fees payable by the Funds and the Funds’ investment personnel, investment philosophies, strategies and processes are also unchanged.

In view of the foregoing, all references to Security Investors as investment adviser to the Funds are replaced with GPIM and all references to GPIM as sub-adviser to Guggenheim Municipal Income Fund are deleted. As context requires, other references to Security Investors are similarly deleted or replaced with references to GPIM, as applicable.

Please retain this supplement for future reference.

SUP-GFI-1124x0125